SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the Securities
 Exchange Act of 1934
(Amendment No.     )

Check the appropriate box:

[ ]      Preliminary Information Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14c-5 (d) (2))
[X]      Definitive Information Statement

                      SunAmerica Style Select Series, Inc.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

        1)       Title of each class of securities to which transaction applies:

                 ----------------------------------------------------


        2)       Aggregate number of securities to which transaction applies:

                 ----------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 -----------------------------------------------------


        4)       Proposed maximum aggregate value of transaction:

                 -----------------------------------------------------

        5)       Total fee paid:

                 ------------------------------------------------------


        [ ] Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:

                 --------------------------------------------------------

        2)       Form, Schedule or Registration Statement No.:

                 --------------------------------------------------------


        3)       Filing Party:

                 --------------------------------------------------------


        4)       Date Filed:

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SUNAMERICA ASSET MANAGEMENT CORP.
The SunAmerica Center
733 Third Avenue
New York, NY 10017
212.551.5969
800.858.8850

                                                                       [Logo]


February 28, 2001


Dear Shareholders:

The enclosed  information  statement is being  provided to  shareholders  of the
Value, Large-Cap Value, Focus and Focused Growth and Income Portfolios of SunAmerica Style Select Series, Inc., as a result of changes in control of Davis Selected Advisers, L.P. ("Davis") and Marsico Capital Management, LLC ("Marsico"). On December 31, 2000, Venture Advisers, Inc., general partner and controlling entity of Davis, a subadviser to the Value Portfolio and Large-Cap Value Portfolio, transferred control of Davis to Davis Investments, LLC, which became Davis' new general partner. In addition, Bank of America Corporation, which had owned 50% of Marsico, a subadviser to the Focus Portfolio and Focused Growth and Income Portfolio, increased its ownership to 100% on January 2, 2001.

As a matter of regulatory compliance, we are sending you this information statement which describes the management structure of the Portfolios, the ownership of both Davis and Marsico, and the terms of the Subadvisory Agreements with Davis and Marsico which the Directors have approved.

This document is for your information only and you are not required to take any action. Should you have any questions, please feel free to call us at (800) 858-8850, extension 5125. We thank you for your continued interest in the SunAmerica Style Select Series Portfolios.

                                                   Sincerely,

                                                   /s/ Peter A. Harbeck


                                                   Peter A. Harbeck
                                                   President

                      SUNAMERICA STYLE SELECT SERIES, INC.
                                 VALUE PORTFOLIO
                            LARGE-CAP VALUE PORTFOLIO
                                 FOCUS PORTFOLIO
                       FOCUSED GROWTH AND INCOME PORTFOLIO
                              THE SUNAMERICA CENTER
                                733 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                          -----------------------------

                              INFORMATION STATEMENT
                          -----------------------------

     This information statement is being provided to the shareholders of the Value, Large-Cap Value, Focus and Focused Growth and Income Portfolios (each, a "Portfolio," collectively, the "Portfolios") of SunAmerica Style Select Series, Inc. ("Style Select" or the "Corporation") in lieu of a proxy statement, pursuant to the terms of an exemptive order Style Select has received from the Securities and Exchange Commission which permits SunAmerica Asset Management Corp. ("SunAmerica") to hire new subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Directors, (the "Directors"), but without obtaining shareholder approval. This information statement is being furnished on behalf of the Directors of the Corporation.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
          SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES
                ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

     This information statement will be mailed on or about February 28, 2001. Copies of the most recent annual and semi-annual reports are available without charge. Copies of such reports of Style Select may be obtained by writing to SunAmerica, at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, or by calling (800) 858-8850, extension 5125.

PURPOSE OF THE INFORMATION STATEMENT

     First, on December 31, 2000, Venture Advisers, Inc., an entity controlled by Shelby M. C. Davis, transferred control of Davis Selected Advisers, L.P. ("Davis") to Davis Investments, LLC, an entity controlled by Christopher C. Davis, son of Shelby M. C. Davis. Davis Investments, LLC became Davis' new general partner and controlling entity. Second, on January 2, 2001, Bank of America Corporation ("Bank of America"), a Delaware corporation, entered into an agreement to increase its ownership of Marsico Capital Management, LLC ("Marsico"), to 100%. Prior to the transaction, Bank of America owned 50% of Marsico through its ownership of Marsico Management Holdings, LLC. These transactions constituted a change in control of each subadviser, which resulted in an assignment, as defined in Section 2(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Subadvisory Agreements between SunAmerica and each subadviser which were in effect at that time. The Subadvisory Agreements, by their terms and consistent with Section 15(a) of the 1940 Act, provided for their automatic termination upon assignment. On December 5, 2000, the Directors of Style Select approved new Subadvisory Agreements between SunAmerica and each of Davis and Marsico with respect to the relevant Portfolios.

THE CORPORATION

     The Value Portfolio, Large-Cap Value Portfolio, Focus Portfolio and Focused Growth and Income Portfolio are each an investment series of Style Select, a Maryland corporation. The Corporation initially entered into an Investment Advisory Agreement (the "Advisory Agreement") with SunAmerica on September 17, 1996 and entered into a new Advisory Agreement with SunAmerica on January 1, 1999. SunAmerica selects the subadvisers for the Portfolios, may manage certain portions of the Portfolios, provides various administrative services and supervises the Portfolios' daily business affairs, subject to general review by the Directors. The Advisory Agreement authorizes SunAmerica to retain the subadvisers for the Portfolios or portions thereof for which it does not manage the assets. SunAmerica selects the subadvisers it believes will provide the Portfolios with the highest quality investment services, while obtaining, within the Portfolios' overall investment objective, a distinct investment style. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

     The subadvisers to Style Select act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portion of their respective Portfolios regarding securities to be purchased and sold. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the subadviser's fees. The Portfolios do not pay fees directly to the subadviser. However, in accordance with procedures adopted by the Directors, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as agent not as principal, and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act, as amended, the rules thereunder and other applicable securities laws.


THE SUBADVISORY AGREEMENTS

     Pursuant to the Subadvisory Agreements with SunAmerica dated January 1, 1999 and February 8, 1999, respectively (the "Previous Agreements"), Davis has been serving as subadviser to the Value and Large-Cap Value Portfolios and Marsico has been serving as subadviser to the Focus and Focused Growth and Income Portfolios. The Previous Agreements terminated upon the changes in control of Davis and Marsico. At the Board meeting held on December 5, 2000, the Directors approved new Subadvisory Agreements with Davis and Marsico, identical in all material respects to the Previous Agreements, which became effective on December 31, 2000 and January 2, 2001, respectively.

     Under the Advisory Agreement, the annual rates of the investment advisory fees payable to SunAmerica for each of the relevant Portfolios are as follows:
1.00% of Assets for Value, Large-Cap Value and Focused Growth and Income and 0.85% of Assets for Focus. The term "Assets" means the average daily net assets of the respective Portfolios. This fee is accrued daily and paid monthly, and may be higher than those charged to other mutual funds. For the fiscal year ended October 31, 2000, SunAmerica paid fees to the Subadvisers, equal to the aggregate annual rate, as follows: 0.50% of Assets for Value, or $742,396; 0.43% of Assets for Large-Cap Value, or $4,272,673; 0.22% of Assets for Focused Growth and Income, or $398,598, and 0.40% of Assets for Focus, or $2,486,375. The fees retained by SunAmerica for each of the relevant Portfolios are as follows: 0.50% for Value, or $747,350; 0.57% for Large-Cap Value, or $356,631; 0.78% for Focused Growth and Income, or $1,380,005, and 0.45% for Focus or $10,710,489.

     The new agreements between Davis and SunAmerica, on behalf of Value and Large-Cap Value, and between Marsico and SunAmerica, on behalf of Focus and Focused Growth and Income, are substantially similar in form and in substance to the Previous Agreements, in that they (i) provide for the Subadviser to manage the portion of the relevant portfolio allocated to it on a discretionary basis,
(ii) provide for the Adviser to  compensate  the  Subadviser  for its  services,
(iii) authorize the Subadviser to select the brokers or dealers to effect portfolio transactions for the Portfolios, and (iv) require the Subadviser to comply with the Portfolios' investment policies and restrictions and with applicable law. The new agreements will not result in any increase in fees to shareholders. A form of the Subadvisory Agreements is attached to this information statement as Exhibit A.

INFORMATION ABOUT DAVIS

     Davis is a Colorado limited partnership located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis manages two families of mutual funds and separate accounts designed for institutional and high net worth clients. As of December 31, 2000, Davis managed approximately $38.8 billion of assets.

     Davis' investment approach is to purchase the securities of high quality companies that are temporarily out of favor due to events that cause ambivalence in the marketplace. Such events could be industry crisis, earnings disappointments, change of buy/sell recommendations on Wall Street or regulatory fears, among others. Davis' research process is based on fundamentals and emphasizes individual stock selection. In constructing its portfolios, Davis may heavily weight sectors and individual companies that stand to benefit from long-term secular growth trends, such as the transition of baby boomers from consumers to investors and the expansion of U.S. style capitalism overseas.

     The names, business address and principal occupations of the Directors and Principal Executive Officers of Davis are set forth below:

NAME                         POSITION                      ADDRESS
-----                        --------                      -------
Andrew A. Davis         President                   124 East Marcy Street
                                                    Santa Fe, NM 87501

Christopher C. Davis    Chief Operating             609 Fifth Avenue, 11th Floor
                        Officer                     New York, NY 10017

Kenneth C. Eich         Chief Operating Officer     2949 East Elvira Road
                                                    Tucson, AZ  85706

Sharra Reed             Vice President              2949 East Elvira Road
                                                    Tucson, AZ  85706

Thomas D. Tays          Vice President              2949 East Elvira Road
                        and Secretary               Tucson, AZ  85706

NAME                        POSITION                    ADDRESS
-----                       --------                    -------

Gary P. Tyc             Chief Financial Officer     2949 East Elvira Road
                        and Vice President          Tucson, AZ  85706

Russell O. Wiese        Chief Marketing Officer     609 Fifth Avenue, 11th Floor
                                                    New York, NY 10017

INFORMATION ABOUT MARSICO

     Marsico is a Delaware limited liability company with principal offices at 1200 17th Street, Denver, Colorado 80202. As of December 31, 2000 Marsico had approximately $14.9 billion in assets under management.

     Marsico's  investment   management  objective  is  to  provide  consistent,
superior absolute returns through a combination of creative idea generation, intensive research and a rigorous buy/sell discipline. Marsico seeks to identify companies with high potential for strong earnings growth by focusing on those companies with long-term success potential in changing industries, with strong brand franchises that can be leveraged in a changing global environment, and that are moving with the major social, economic and cultural shifts taking place globally. Once an investment idea emerges, Marsico subjects it to a detailed, disciplined process that includes both top-down and bottom-up elements. They analyze the economic, political and social factors that enhance a company's ability to produce consistent growth in real terms as well as the fundamentals of a company to determine its present and future value.

     Marsico uses a risk management discipline in deciding when to sell a stock. They review negative changes in their original rationale for owning a stock and adverse changes in the competitive, regulatory and economic environments. However, Marsico is careful to distinguish between temporary corrective setbacks and structural changes. They maintain an extensive network of contacts who provide early alerts to changes that may affect Marsico's positions. They call upon these contacts as a routine part of a systematic portfolio review discipline which subjects each holding to constant analysis of performance against expectations and benchmarks.

     The names, business address and principal occupations of the Directors and Principal Executive Officers of Marsico are set forth below.

NAME                           POSITION                   ADDRESS
----                           --------                   -------
Christie L. Austin       Chief Financial Officer    1200 17th Street, Suite 1300
                                                    Denver, CO 80202

Robert H. Gordon         Director                   101 S. Tryon Street
                                                    Charlotte, NC 28255

Barbara M. Japha         President and Director     1200 17th Street, Suite 1300
                                                    Denver, CO 80202

Christopher J. Marsico   Chief Operating Officer    1200 17th Street, Suite 1300
                                                    Denver, CO 80202

NAME                    POSITION                    ADDRESS
----                    --------                    -------
Thomas F. Marsico        Chief                      1200 17th Street, Suite 1300
                         Executive Officer          Denver, CO 80202


BOARD OF DIRECTORS' CONSIDERATION

     In approving the Subadvisory Agreements described hereto, the Directors, at an in-person meeting held on December 5, 2000, considered certain factors, including (i) the nature and quality of the services expected to be rendered by Davis and Marsico, including the credentials and investment experience of its officers and employees; (ii) Davis and Marsico's investment approach and management style, which is expected to compliment the other investment managers of the Portfolios; (iii) the structure of Davis and Marsico and their ability to provide services, based on both financial condition as well as performance record; (iv) comparisons of Davis and Marsico's subadvisory fees with those of other advisers; and (v) indirect costs and benefits of providing such subadvisory services. In making their determination, the Directors stressed the importance of Davis and Marsico's expectation that the management and key personnel involved with the Portfolios would not be affected following the changes in ownership structure. The Directors determined that the subadvisory fees were reasonable, fair and in the best interests of its shareholders.


ADDITIONAL INFORMATION

     SunAmerica Capital Services, Inc. (the "Distributor") serves as distributor of the shares of each Portfolio of the Corporation. Both SunAmerica and the Distributor are located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

     The Corporation is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable state and federal law.



                                                    By Order of the Directors,

                                                    /s/ Robert M. Zakem

                                                    Robert M. Zakem
                                                    Secretary


Dated:  February 28, 2001

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

                                                                       EXHIBIT A

                                   [Form of]
                              SUBADVISORY AGREEMENT


          This  SUBADVISORY  AGREEMENT  is dated as of  _______________,  by and
between   SUNAMERICA  ASSET  MANAGEMENT  CORP.,  a  Delaware   corporation  (the
"Adviser"), and [SUBADVISER], a New York corporation (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SunAmerica Style Select Series, Inc., a Maryland corporation (the "Corporation"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation; and

     WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of common stock, par value $.0001 per share, in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment series of the Corporation listed on Schedule A attached hereto (the "Portfolio"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Corporation. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Corporation is required to maintain, and will render regular reports to the Adviser and to officers and Directors of the Corporation concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Directors of the Corporation and in compliance with such policies as the Directors of the Corporation may from time to time establish and communicate to Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio set forth in the Corporation's current prospectus and statement of additional information as provided to Subadviser, and (b) applicable laws and regulations.

     The Subadviser represents and warrants to the Adviser that the portion of each Portfolio set forth in Schedule A managed by it will at all times be operated and managed in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 9(c) hereof, the Subadviser represents and warrants (1) that the Subadviser's management of the assets of a Portfolio will be designed to achieve qualification by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Portfolio assets, including depositing those assets in custody with institutions designated by the Corporation; and (b) applicable federal and state securities and commodities laws (other than state securities laws relating to the amount of Portfolio shares that may be sold in a particular state); provided that for purposes of
Section 17(a), (d) and (e), the Subadviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser. The Subadviser further represents and warrants that only with respect to any statements or omissions made in any Registration Statement for shares of the Corporation, or any amendment or supplement thereto, made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

     2. PORTFOLIO TRANSACTIONS. (a) The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Directors may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of

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


commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Corporation and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Directors of the Corporation such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

          (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, and rewarding sales or distribution, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge: 1) all brokerage transactions are subject to best execution. As such, Subadviser will use it's best efforts to direct non-risk commission transactions to a particular broker-dealer of futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution; 2) such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, etc; 3) if the
Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and 4) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser's request for direction due to the reasons stated above.

     3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Corporation and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the

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


applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

     4. OTHER SERVICES. At the request of the Corporation or the Adviser, the Subadviser in its discretion may make available to the Corporation office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Corporation or the Adviser at the Subadviser's cost.

     5. REPORTS. The Corporation, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Corporation as each may reasonably request.

     6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Corporation are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Corporation are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

     7. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio that are required to be maintained by the Corporation pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Corporation are the property of the Corporation and will be surrendered promptly to the Corporation or the Adviser on request.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Corporation's auditors, the Corporation or any representative of the Corporation, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Corporation.

     8. REFERENCE TO THE SUBADVISER. Neither the Corporation nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

     9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser's providing services under this Agreement or the sale of securities of the Corporation.

          (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation
(including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon breach of this Agreement by the Subadviser; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

          (c) The Subadviser shall not be liable to the Adviser its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or its shareholders for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser and Subadviser each agree that the Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of Section 1of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) only with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Corporation and any other subadviser with respect to the portion of a Portfolio's assets not allocated to the Subadviser and with respect to any other portfolio of the Corporation.

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


     10. PERMISSIBLE INTERESTS. Directors and agents of the Corporation are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Corporation as Directors, or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation in some manner.

     11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Corporation.

          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Corporation, by vote of a majority of the Directors, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Corporation, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Corporation. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

          This Agreement will also terminate in the event that the Advisory Agreement by and between the Corporation and the Adviser is terminated.

     12. SEVERABILITY. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Corporation must be obtained in conformity with the requirements of the Act.

     14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

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


     15. SEPARATE SERIES. Pursuant to the provisions of the Articles of Incorporation and the General Laws of the State of Maryland, each Portfolio is a separate series of the Corporation, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Corporation as a whole.

     16. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:


     Subadviser:



     Adviser:          SunAmerica Asset Management Corp.
                       The SunAmerica Center
                       733 Third Avenue, Third Floor
                       New York, NY 10017-3204
                       Attention: Robert M. Zakem
                                  Senior Vice President and
                                  General Counsel

     IN  WITNESS  WHEREOF,   the  parties  have  caused  their  respective  duly
authorized officers to execute this Agreement as of the date first above written.


                                         SUNAMERICA ASSET MANAGEMENT CORP.



                                         By:____________________________________
                                            Name: Peter A. Harbeck
                                            Title: President



                                         [SUBADVISER]



                                         By:____________________________________
                                            Name:
                                            Title:


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